Exhibit 99.4

    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed consolidated pro forma balance sheet as of December 31, 2004 and the unaudited condensed consolidated pro forma statements of operations for the six months ended December 31, 2004 and for the fiscal year ended June 30, 2004 set forth herein give effect to the acquisition by Dollar Financial Corp. (the "Company"), through a wholly owned subsidiary of Dollar Financial Group, Inc. of substantially all of the assets of Alexandria Financial Services, LLC, Alexandria Acquisition, LLC, American Check Cashers of Lafayette, LLC, ACC of Lake Charles, LLC and Southern Financial Services, LLC
(collectively, "American"). Pro forma financial statements have not been provided for Dollar Financial Group, Inc. as they are not required pursuant to Regulation S-X. The unaudited condensed consolidated pro forma balance sheet assumes the acquisition of American occurred on December 31, 2004. The unaudited condensed consolidated pro forma statements of operations for the six months ended December 31, 2004 and the fiscal year ended June 30, 2004 assume that this acquisition had occurred as of the beginning of the periods presented. See notes to the unaudited condensed consolidated pro forma financial statements for further explanation of these transactions.

The unaudited condensed consolidated pro forma financial statements are not necessarily indicative of what the Company's results of operations and balance sheet would have been had the acquisition been consummated at the indicated dates, nor are they indicative of the Company's results of operations and balance sheet of any future period.

The pro forma adjustments were based upon available information, market interest rates in effect and upon certain assumptions as described in the notes to the unaudited pro forma condensed combined financial information that the Company's management believes are reasonable under the circumstances based on the assumed pro forma transaction dates. The pro forma adjustments are based on the information available at the date of this document and are subject to change based on completion of each of the transactions and final purchase price allocations, and such changes may be material.

The unaudited pro forma condensed combined financial information and accompanying notes should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of Dollar Financial Corp.'s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and its quarterly reports on Form 10-Q for the quarters ended September 30, 2004 and December 31, 2004, each of which are incorporated by reference in this document.

                             DOLLAR FINANCIAL CORP.

                        UNAUDITED CONDENSED CONSOLIDATED
                             PROFORMA BALANCE SHEET
                                December 31, 2004
                                 (In thousands)

                                                                                                                  Pro Forma
                                                      Historical (b)                        Pro Forma                 as
                                                          DFC              American      Adjustments (a)           Adjusted
                                                      -------------------------------------------------          ------------
Assets
Cash and cash equivalents                             $     88,116       $      1,372      $       (495)         $     88,993
Loans receivable, net                                       36,725                977              (164)               37,538
Accounts receivable and other receivables                   18,574                605              (597)               18,582
Property and Equipment, net                                 29,673                238                (9)               29,902
Goodwill and other intangibles, net                        157,167                 --             8,887  (f)          166,054
Prepaid expenses and other assets                           25,933                 68                 5                26,006

                                                      -------------------------------------------------          ------------
     Total assets                                     $    356,188       $      3,260      $      7,627          $    367,075
                                                      =================================================          ============

Liabilities and shareholders' deficit
Accounts payable and accrued expenses                 $     49,143       $        383      $       (383)         $     49,143
Revolving credit facility                                   11,000                474            10,413                21,887
Long-term debt                                             331,366              1,307            (1,307)              331,366
Shareholders' deficit                                      (35,321)             1,096            (1,096)              (35,321)
                                                      -------------------------------------------------         -------------
     Total liabilities and shareholders' deficit      $    356,188       $      3,260      $      7,627          $    367,075
                                                      =================================================          ============

                             DOLLAR FINANCIAL CORP.

               UNAUDITED CONDENSED COMBINED CONSOLIDATED PRO FORMA
                             STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED DECEMBER 31, 2004
                                 (In thousands)

                                                                                                            Pro Forma
                                              Historical (i)                         Pro Forma                 as
                                                    DFC              American    Adjustments (a)            Adjusted
                                              --------------------------------------------------          ------------
Revenues:
Check cashing                                       63,095                710                                   63,805
Consumer lending:
Fees from consumer lending                          76,745              2,002                                   78,747
Provision for loan losses and adjustment
to servicing revenue                               (18,209)              (401)                                 (18,610)
                                              --------------------------------------------------          ------------
Consumer lending, net                               58,536              1,600                 --                60,136
Money transfer fees                                  7,193                 21                                    7,214
Other                                                9,719                211                                    9,930
                                              --------------------------------------------------          ------------
Total revenues                                     138,543              2,543                 --               141,086
Store and regional expenses:
Salaries and benefits                               41,054              1,027               (135) (h)           41,946
Occupancy                                           10,994                256                                   11,250
Depreciation                                         3,553                 12                                    3,565
Returned checks, net and cash shortages              5,217                 25                                    5,242
Telephone and telecommunication                      2,868                 58                                    2,926
Advertising                                          5,095                173                                    5,268
Bank charges                                         1,912                 57                                    1,969
Armored carrier services                             1,714                  3                                    1,717
Other                                               13,793                283                                   14,076
                                              --------------------------------------------------          ------------

Total store and regional expenses                   86,200              1,894               (135)               87,959

Corporate expenses                                  20,648                  4                                   20,652
Management fee                                         528                 23                (23) (c)              528
Losses on store closings and sales                     (56)                --                                      (56)
Other depreciation and amortization                  2,102                 90                125  (d)            2,317
Interest expense, net                               19,471                 74                330  (e)           19,875

                                              --------------------------------------------------          ------------
Income before income taxes                           9,650                458               (297)                9,811
Income tax provision (benefit)                       8,608                 --                 --  (g)            8,608

                                              --------------------------------------------------          ------------
Net (loss) income                                    1,042                458               (297)                1,203
                                              ==================================================          ============

Earnings per share:
       Basic                                  $       0.10                                                $       0.11
       Diluted                                $       0.09                                                $       0.11

Weighted average shares outstanding
      Basic                                   $ 10,965,778                                                $ 10,965,778
      Diluted                                 $ 11,367,574                                                $ 11,367,574

                             DOLLAR FINANCIAL CORP.

               UNAUDITED CONDENSED COMBINED CONSOLIDATED PRO FORMA
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2004
                                 (In thousands)

                                                                                                            Pro Forma
                                              Historical (b)                        Pro Forma                  as
                                                   DFC              American     Adjustments (a)            Adjusted
                                              --------------------------------------------------         ------------
Revenues:
Check cashing                                      117,397              1,521                                 118,918
Consumer lending:
Fees from consumer lending                         122,461              3,360                                 125,821
Provision for loan losses and adjustment
to servicing revenue                               (24,489)              (454)                                (24,943)
                                              --------------------------------------------------         ------------
Consumer lending, net                               97,972              2,906                 --              100,878
Money transfer fees                                 13,052                109                                  13,161
Other                                               18,009                290                                  18,299
                                              --------------------------------------------------         ------------
Total revenues                                     246,430              4,826                 --              251,256
Store and regional expenses:
Salaries and benefits                               76,008              1,682               (270)  (h)         77,420
Occupancy                                           19,805                492                                  20,297
Depreciation                                         6,546                112                                   6,658
Returned checks, net and cash shortages              9,132                 56                                   9,188
Telephone and telecommunication                      5,665                110                                   5,775
Advertising                                          6,943                310                                   7,253
Bank charges                                         3,744                 79                                   3,823
Armored carrier services                             3,051                  6                                   3,057
Other                                               24,786                410                                  25,196
                                              --------------------------------------------------         ------------
                                                   155,680              3,257               (270)             158,667
Total store and regional expenses

Corporate expenses                                  32,813                  3                                  32,816
Management fee                                       1,003                325               (325)  (c)          1,003
Losses on store closings and sales                     361                 --                                     361
Other depreciation and amortization                  3,286                128                250   (d)          3,664
Interest expense, net                               40,123                152                581   (e)         40,856
Loss on extinguishment of debt                      10,355                 --                                  10,355
                                              --------------------------------------------------         ------------
Income before income taxes                           2,809                961               (236)               3,534
Income tax provision (benefit)                      30,842                 --                 --   (g)         30,842

                                              --------------------------------------------------         ------------
Net (loss) income                                  (28,033)               961               (236)             (27,308)
                                              ==================================================         ============

Earnings per share:
       Basic                                  $      (2.56)                                              $      (2.49)
       Diluted                                $      (2.56)                                              $      (2.49)

Weighted average shares outstanding
      Basic                                   $ 10,965,778                                               $ 10,965,778
      Diluted                                 $ 10,965,778                                               $ 10,965,778

Acquisitions

The acquisition of American for approximately $9.9 million was funded through the Company's revolving credit facility. The acquisition was accounted for under the purchase method of accounting.

The pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. The unaudited pro forma financial statements are provided for informational purposes only and are not necessarily indicative of the Company's results of operations that would actually have been obtained had this acquisition been completed as of the beginning of the periods presented, or that may be obtained in the future.

      (a) Under U.S. generally accepted accounting principles, this acquisition will be accounted for using the purchase method of accounting and, as such, the assets and liabilities of American will be recorded upon acquisition at their estimated fair values. The actual purchase accounting adjustments reflected in the unaudited pro forma condensed consolidated financial statements are based on the estimated fair values of the assets acquired as of the date of the acquisition. Increases or decreases in the fair value of assets of American as compared to the information included in this document may change the amount of purchase price allocated to goodwill. The unaudited pro forma condensed consolidated statements of operations give effect to the transaction as if it occurred on July 1, 2003. The unaudited pro forma condensed combined balance sheet assumes the transaction was completed on December 31, 2004.

      (b) Represents the historical consolidated financial statements of the Company as of and for the six months ended December 31, 2004.

      (c)   Reflects the management fees paid to former principals of American.

      (d) Reflects the incremental amortization of identifiable intangible assets resulting from the acquisition of American as if DFC owned American from July 1, 2003 to December 31, 2004. These identifiable intangible assets are comprised of five non-compete agreements. Amounts are being amortized over a two year period, the lives of the agreements.

      (e) Reflects an adjustment in excess of historical amounts for interest expense through the related increase in the borrowings on the Company's credit facility resulting from the acquisition of American as if the Company owned American from July 1, 2003 to December 31, 2004.

      (f) The pro forma excess of cost over net assets acquired for the American acquisition was calculated as follows (in thousands):

               Purchase price                     $9,899
               Net assets acquired                 1,012
                                                  ------
                                                  $8,887
                                                  ======

            The excess of cost over the net assets was allocated to acquired assets as follows:

                                                                As of December 31, 2004
                                                                -----------------------
               Identifiable intangible assets - Non-compete agreements  $  500
               Goodwill                                                  8,387
                                                                        ------
                                                                        $8,887
                                                                        ======

      (g) The Company has U.S. net operating loss carry forwards that have generated significant deferred tax assets. The Company provides a valuation allowance against all of its deferred tax assets. Because realization is not assured, the Company has not recorded the benefit of the deferred tax assets. No pro forma adjustment has been made for taxes related to the American acquisition since any taxable income would only reduce the fully reserved net operating loss carry forwards.

      (h) Reflects payroll and payroll related costs related primarily to senior management who were not retained after the acquisition.

      (i) Represents the historical consolidated statement of operations of the Company for the fiscal year ended June 30, 2004.